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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 30, 1998



                  Courtyard by Marriott II Limited Partnership
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-16728                52-153359
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(State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation or organization)           Number)          Identification No.)
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         10400 Fernwood Road, Bethesda, MD                      20817-1109
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     (Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code:  (301) 380-2070



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         (Former name or former address, if changed since last report)


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

Item 1.   Changes in Control of Registrant.

        (a) On December 22, 1998, CBM Two Corporation, then a wholly owned subsidiary of Host Marriott Corporation, a Delaware corporation ("Old Host"), and the sole general partner of the registrant, merged with and into CBM Two
LLC, a newly formed Delaware limited liability company which was also then a wholly owned subsidiary of Old Host. As a result of such merger, CBM Two LLC became the sole general partner of the registrant and assumed all of the obligations of CBM Two Corporation under the registrant's partnership agreement.
The members of the Board of Directors of CBM Two Corporation prior to its merger into CBM Two LLC were Christopher G. Townsend and Bruce F. Stemerman, both of whom were also executive officers of Old Host. The members of the Board of Managers of CBM Two LLC are Mr. Townsend and Robert E. Parsons, Jr., both of whom are also executive officers of Host Marriott Corporation, a Maryland corporation ("Host REIT"), and Host Marriott, L.P., a Delaware limited partnership ("Host LP").

        On December 28, 1998, Old Host contributed its 100% member interest in
CBM Two LLC to Host LP. Thereafter, on December 30, 1998, Host LP contributed a
99% nonvoting member interest in CBM Two LLC to Rockledge Hotel Properties,
Inc., a Delaware corporation ("Rockledge"), in which Host LP owns 95% of the economic interest but no voting stock. Host LP retained the 1% voting member interest in CBM Two LLC. Pursuant to the terms of the operating agreement of CBM
Two LLC, Rockledge, as the holder of the 99% nonvoting member interest in CBM
Two LLC, has been granted the sole power to direct the exercise by CBM Two LLC of all voting rights and other rights as owner with respect to all capital stock of any corporation that is owned, directly or indirectly, by the registrant. The registrant owns substantially all of its assets through Courtyard II Associates, L.P., a Delaware limited partnership ("Courtyard Associates") in which the registrant is a 98% limited partner and a 1% general partner, and Courtyard II
Associates Management Corporation, a Delaware corporation and wholly owned subsidiary of the registrant ("Courtyard Management"). As a result of the provisions of the operating agreement of CBM Two LLC, Host LP has no right to direct the exercise by CBM Two LLC of voting or other rights with respect to the shares of Courtyard Management and thus has no right to direct or control the affairs of Courtyard Associates.

        The members of the Board of Directors of Rockledge are Messrs. Townsend and Parsons. The voting stock of Rockledge is held by Host Marriott Statutory
Employee/Charitable Trust, a Delaware business trust (the "Trust"). The income beneficiaries of the Trust are another trust formed for the benefit of certain
Host Marriott employees and the J. Willard and Alice S. Marriott Foundation (the
"Marriott Foundation"). The capital beneficiary of the Trust is the Marriott
Foundation. The initial trustees of the Trust are Donald D. Olinger, who is also an executive officer of Host REIT and Host LP, R. Theodore Ammon, who is a member of the Board of Directors of Host REIT but not an officer or employee of Host REIT or Host LP, and Gilbert E. DeLorme, who has no affiliation with Host
REIT. First Union Trust Company, National Association also serves as a trustee of the Trust pursuant to certain statutory requirements.

                                      -2-

        On December 29, 1998, Old Host merged into Host REIT and also became the sole general partner of Host LP pursuant to a transfer to Host REIT of the general partner interest in Host LP from a wholly owned subsidiary of Host REIT. As of December 31, 1998, Host REIT owned approximately 75% of the partnership interests in Host LP.

        The registrant believes that a change of control occurred on December 30, 1998 when Host REIT ceased to own, directly or indirectly, all of the outstanding equity interests of the sole general partner of the registrant. Although such a change of control has occurred, Host REIT continues to own, indirectly, a substantial majority of the economic interest in CBM Two LLC, the current general partner of the registrant and, through Host LP, has certain voting rights with respect to CBM Two LLC.

        The change in control described above resulted in a "Change in Control" under the Indenture governing the registrant's 10 3/4% Series B Senior Secured Notes due 2008 (the "Notes"). As a result, in accordance with the terms of the Indenture, Host LP has commenced a tender offer for the Notes which is scheduled to expire on Friday, February 12, 1999.

        The foregoing transactions did not result in any changes in the financial condition, capitalization, or business of the registrant.

        Set forth below are diagrams showing the structure of the registrant and its general partner before and after the REIT Conversion.

                           PRIOR TO REIT CONVERSION
                (Ownership is 100% unless otherwise indicated)


                              ------------------
                                 Host Marriott
                                  Corporation
                                     (DE)
                              ------------------


                              ------------------
                                    CBM Two
                                  Corporation
                                     (DE)
                              ------------------

                                                5% general partner interest

                              ------------------
                                  Courtyard by
Outside                       Marriott II Limited       ------------------------
Limited                           Partnership           Courtyard II Associates
Partners                             (DE)                     Management
                               (Issuer of Notes)              Corporation
                              ------------------                 (DE)
98% limited partner interest                            ------------------------
1% general partner interest
                              ------------------
                                 Courtyard II
                               Associates, L.P.      1% general partner interest
                                     (DE)            (managing general partner)
                            (Issuer of REMIC Debt)
                              ------------------

                                    Hotels



                           Following REIT Conversion
                (Ownership is 100% unless otherwise indicated)

                                 -------------
                                 Host Marriott
                                  Corporation
                                     (MD)
                                 -------------

Outside
Limited
Partners

                                                74% limited partner interest
                                                1% general partner interest


                              -------------------       ---------------------
                              Host Marriott, L.P.       Host Marriott,
                                     (DE)               Statutory Employee/
                              -------------------       Charitable Trust
                                                              (DE)
                                                        ---------------------


                                        95% economic
                                        interest


                                                        5% economic interest
                                                        100% voting interest

                                        ----------------
                                        Rockledge Hotel
                                        Properties, Inc.
                                             (DE)       *
                                        ----------------


                1% voting interest
                                        99% nonvoting interest


                               ----------------
                               CBM Two LLC (DE)
                               ----------------




Outside
Limited
Partners
                        5% general partner interest


                           ------------------------
                           Courtyard by Marriott II
                              Limited Partnership
                                     (DE)
                               (Issuer of Notes)
                           ------------------------
                                                        ------------------------
                                                        Courtyard II Associates
                                                        Management Corporation
98% limited partner interest                                    (DE)
1% general partner interest                             ------------------------

                                                     1% general partner interest
                                                      (managing general partner)

                         -----------------------------
                         Courtyard II Associates, L.P.
                                     (DE)
                            (Issuer of REMIC Debt)
                         -----------------------------

                                    Hotels


*Rockledge Hotel Properties, Inc. also has the right to exercise certain voting and other rights pursuant to the operating agreement with respect to the capital stock of Courtyard II Associates Management Corporation.


        (b) The Registrant is not aware of any arrangements, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           COURTYARD BY MARRIOTT II
                                           LIMITED PARTNERSHIP

                                           By:  CBM TWO LLC
                                                General Partner



Date:  January 14, 1999
                                             By: /s/ Christopher G. Townsend
                                                ----------------------------
                                                 Christopher G. Townsend
                                                 Executive Vice President

                                      -4-